Exhibit 99.1

Media Contact: Stephanie Whitlow Senior Marketing Director 480.998.6547 swhitlow@westernalliancebank.com

FOR IMMEDIATE RELEASE

Western Alliance Bank Announces Executive Promotions,
Newly Formed Executive Leadership Team
The bank further aligns its management structure to support industry-leading growth

PHOENIX (Sept. 6, 2022) – Western Alliance Bank, one of the country's top-performing banking companies, today announced the promotions of several senior executives and the formation of a new Executive Leadership Team as part of the bank’s continuing commitment to align its management structure to support its industry-leading growth.

“I am delighted to share these well-deserved promotions with our employees, customers and investors,” said Western Alliance Bank President and Chief Executive Officer Kenneth Vecchione. “I am confident that these changes will allow us to continue creating new growth opportunities and delivering value to our shareholders, while ensuring leadership continuity within our organization.”
The executive promotions announced by Vecchione are as follows (all promotions are effective immediately unless otherwise noted):
•Chief Credit Officer Tim Bruckner has been promoted to the newly created role of Chief Banking Officer for Regional Banking, where he will be responsible for oversight of the company’s regional banking divisions, including Alliance Bank of Arizona, Bridge Bank, Bank of Nevada, First Independent Bank and Torrey Pines Bank, as well as certain specialty lending business lines. He will continue as a member of the bank’s senior operating committee and report directly to Vecchione. Deputy Chief Credit Officer Robert Nemon will serve as interim chief credit officer and will join the company’s senior operating committee.
•Steve Curley, who has spearheaded the growth of the bank’s mortgage warehouse and homeowner association business lines, has been promoted to the newly created role of Chief Banking Officer for National Business Lines. In this role, Curley will have direct oversight of most of the bank’s national business lines, including its note finance, MSR lending, public/nonprofit finance, equipment finance, and several other finance units and new business initiatives. In addition, working in close partnership with AmeriHome Mortgage CEO Jim Furash, Curley also will have increased responsibility for developing and executing the bank’s overall residential mortgage strategy. Both Curley and Furash will continue reporting directly to Vecchione.
•Randall Theisen, who joined the bank as its first general counsel in 2006, will retire from his current role of Chief Legal Officer (CLO) in the first quarter of 2023. Following his retirement as CLO, Theisen will remain with the bank in the newly created position of Head of Corporate Affairs, overseeing the company’s corporate communications, marketing, government relations and community relations functions. He will continue to report directly to Vecchione.

•As part of a planned succession, Jessica Jarvi was recently promoted to General Counsel of the bank and will assume the Chief Legal Officer role upon Theisen’s transition to Head of Corporate Affairs, at which time she will begin reporting directly to Vecchione. Jarvi joined the bank in 2007, and was appointed as Deputy General Counsel in 2013, with responsibility for direct oversight of the bank’s legal function, while also spearheading the company’s CRA, ESG, and executive-led diversity and inclusion initiatives.
•Western Alliance Bank Chief Risk Officer Emily Nachlas has been named an executive officer of the bank and will report directly to Vecchione, effective immediately. Since joining the company in 2019, Nachlas has been instrumental in strengthening the bank’s risk management foundation as the organization has grown in size and complexity.
•Chief Financial Officer Dale Gibbons will have an expanded role that includes responsibility for the bank’s strategic deposit initiatives, including business escrow services, settlement services and digital banking opportunities.

Western Alliance Bank Executive Leadership Team
Vecchione also announced the formation of a new Executive Leadership Team (ELT), which will be responsible for making key policy decisions and guiding the strategic direction of the company.
In addition to Vecchione, the seven-member ELT will consist of Bruckner, Curley, Theisen, Nachlas and Gibbons, as well as Chief Operating Officer Timothy Boothe and Chief Human Resources Officer Barbara Kennedy. Jarvi will replace Theisen on the ELT when she steps into the role of CLO in the first quarter of 2023. With the exception of Theisen, each of these executives received long term equity awards earlier this year to ensure continuity and stability within the company’s senior leadership team.
Vecchione said the new ELT, along with the executive promotions and retention awards, will help position Western Alliance Bank for continued success as it prepares to cross over $100 billion in assets and beyond.
“I’m truly excited by the possibilities that lie ahead for these outstanding individuals and for our company,” said Vecchione. “I am more confident than ever that our seasoned and diverse executive team will continue to deliver best in class service to our customers, and industry leading financial results for our shareholders, while also serving the needs of our employees and the communities in which we do business.”

Cautionary Note Regarding Forward-Looking Statements
This release contains forward-looking statements that relate to expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, future economic performance, growth and success, and the quotations from Kenneth Vecchione. The forward-looking statements contained herein reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company's subsequent Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange

Commission; the potential adverse effects of unusual and infrequently occurring events such as the COVID-19 pandemic and any governmental or societal responses thereto; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular.
Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise.

About Western Alliance Bancorporation
With more than $65 billion in assets, Western Alliance Bancorporation (NYSE:WAL) is one of the country’s top-performing banking companies. Through its primary subsidiary, Western Alliance Bank, Member FDIC, business clients benefit from a full spectrum of tailored banking solutions. Major accolades include #2 best-performing of the 50 largest public U.S. banks in the S&P Global Market Intelligence listing for 2021, and #1 Best Emerging Regional Bank for 2022 by Bank Director. Serving clients across the country, Western Alliance Bank operates individual, full-service banking and financial brands with offices in key markets nationwide. For more information, visit westernalliancebank.com.